Exhibit 1

Schedule 13D

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated:  October 7, 2013

PORTUGAL TELECOM, SGPS, S.A.

By:	/s/ Henrique Granadeiro
	Name:	Henrique Granadeiro
	Title:	Chief Executive Officer

By:	/s/ Luis Pacheco de Melo
	Name:	Luis Pacheco de Melo
	Title:	Chief Financial Officer

PT PORTUGAL, SGPS, S.A.

By:	/s/ Luis Pacheco de Melo
	Name:	Luis Pacheco de Melo
	Title:	Vice President

By:	/s/ Manuel Francisco Rosa da Silva
	Name:	Manuel Francisco Rosa da Silva
	Title:	Executive Member of the Board of Directors

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PT COMUNICAÇÕES, S.A.

By:	/s/ Manuel Francisco Rosa da Silva
	Name:	Manuel Francisco Rosa da Silva
	Title:	Executive Member of the Board of Directors

By:	/s/ Carlos Duarte
	Name:	Carlos Duarte
	Title:	Executive Member of the Board of Directors

TMN – TELECOMUNICAÇÕES MÓVEIS NACIONAIS S.A.

By:	/s/ Manuel Francisco Rosa da Silva
	Name:	Manuel Francisco Rosa da Silva
	Title:	Executive Member of the Board of Directors

By:	/s/ Carlos Duarte
	Name:	Carlos Duarte
	Title:	Executive Member of the Board of Directors

PT MÓVEIS, SGPS, S.A.

By:	/s/ Henrique Granadeiro
	Name:	Henrique Granadeiro
	Title:	Chairman of the Board of Directors

By:	/s/ Luis Pacheco de Melo
	Name:	Luis Pacheco de Melo
	Title:	Executive Member of the Board of Directors

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BRATEL B.V.

By:	/s/ C.C. van den Broek
	Name:	C.C. van den Broek
	Title:	Director B

By:	/s/ Carlos Cruz
	Name:	Carlos Cruz
	Title:	Director A

BRATEL BRASIL S.A.

By:	/s/ Shakhaf Wine
	Name:	Shakhaf Wine
	Title:	President

By:	/s/ Pedro Guterres
	Name:	Pedro Guterres
	Title:	Director

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